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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 10, 1999


                           AAMES FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-19604                 95-4340340
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                       350 South Grand Avenue, 52nd Floor
                              Los Angeles, CA 90071
                    (Address of Principal Executive Offices)

                                 (323) 210-5000
                         (Registrant's Telephone Number)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On February 10, 1999, Capital Z Financial Services Fund II, L.P., a Bermuda limited partnership ("Capital Z") acquired control of Aames Financial Corporation, a Delaware corporation (the "Registrant") by virtue of its purchase (the "Initial Purchase") from the Registrant on such date of 26,704 shares of Series B Convertible Preferred Stock (the "Series B Stock") and 48,296 shares of Series C Convertible Preferred Stock (the "Series C Stock" and, together with the Series B Stock, the "Senior Preferred Stock") for an aggregate purchase price of $75 million. The purchase was made pursuant to that certain Preferred Stock Purchase Agreement, dated as of December 23, 1998, by and between the Registrant and Capital Z, as amended February 10, 1999 (the "Purchase Agreement"). Following the Initial Purchase, Capital Z held 100% of the outstanding Series B Stock and 96.60% of the outstanding Series C Stock. The remaining outstanding shares of Series C Stock were purchased by an unaffiliated designee of Capital Z concurrently with the Initial Purchase by Capital Z.

         The Initial Purchase represented the first of a three-stage investment pursuant to the Purchase Agreement. The second stage will consist of a distribution in the form of a dividend to the Registrant's common stockholders of nontransferable subscription rights to purchase in the aggregate up to $25 million of Series C Stock for $1.00 per share (the "Rights Offering"). The Rights Offering will occur as soon as practicable after receipt of stockholder approval of an increase in the Registrant's authorized common and preferred stock, together with a 1,000-for-1 stock split of the Senior Preferred Stock (the "Recapitalization"). In the third stage, Capital Z will purchase any shares of Series C Stock which are not purchased by the Registrant's common stockholders in the Rights Offering (the "Standby Commitment").

         On January 4, 1999, Capital Z Management, Inc., a Bermuda corporation ("Cap Z Management") received a warrant to purchase 1.25 million shares of the Registrant's common stock at an initial exercise price of $1.00 per share (the "Warrant"). Cap Z Management was designated by Capital Z to be issued the Warrant, which, pursuant to the Agreement, was to be issued to Capital Z or its designee as a fee for the Standby Commitment. On February 10, 1999, Cap Z Management was designated by Capital Z to be issued, pursuant to the terms of the Purchase Agreement, a warrant (the "Contingent Warrant") to purchase 3,000,000 shares of Common Stock of the Registrant at an initial exercise price of $1.00 per share. The Contingent Warrant may be exercised only if the Recapitalization is not completed by June 30, 1999. Pursuant to the terms of the Purchase Agreement, the Registrant has paid Capital Z aggregate transaction fees of $3,000,000 and has agreed to reimburse Capital Z for all of its expenses incurred in connection with the negotiation and execution of the Purchase Agreement and the consummation of the transactions contemplated thereby.

         The Series B Stock held by Capital Z votes on all matters on which the common stockholders vote on an as-converted basis with the common stockholders, and the Series C Stock votes in all matters on which the common stockholders vote on an as-converted basis with the common stockholders except the election of directors. The Series B Stock is convertible at the direction of the holders of a majority of the outstanding shares of Series B Stock.


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The Series C Stock is convertible at the direction of the holder or the holders of a majority of the outstanding shares of Series C Stock. All other terms of the Series B Stock and the Series C Stock are identical. Following the Recapitalization, each share of Senior Preferred Stock will be convertible into one share of Common Stock based on a stated value of $1.00 per share and will have an annual dividend rate of 6.5%, which the Registrant has the option of accruing for the first two years. The Senior Preferred Stock will be redeemable by the Registrant at its option on or after February 10, 2009. If the Registrant does not complete the Recapitalization prior to June 30, 1999, then the dividend rate on the Senior Preferred Stock will increase to 15% per annum. Further, prior to the Recapitalization, in addition to its regular dividend rights and rights in liquidation based on its stated value per share, the Series B Stock and the Series C Stock will participate in dividends and rights in liquidation with holders of the common stock in any remaining assets of the Registrant.

         Effective February 10, 1999, Melvyn Kinder, Lee Masters and John C. Getzelman resigned from the Registrant's Board of Directors. Pursuant to the terms of the Purchase Agreement and the terms of the Series B Stock, the Board of Directors of the Registrant, effective as of the Initial Closing, consisted of nine Directors, divided into two classes. One class, consisting of four Directors (the "Series B Directors") are elected by the holders of the Series B Stock, voting as a single class, annually and the other class of Directors, consisting of five directors (the "Common Stock Directors"), one of whom is nominated by Capital Z, are elected by the holders of the common stock and the holders of the Series B Stock, voting together as a single class, for staggered three year terms. The holders of the Series C Stock are not entitled to vote with respect to the election of Directors. As of February 10, 1999, Capital Z holds Series B Stock and Series C Stock representing 100% of the voting rights entitled to elect the Series B Directors, 46.3% of the voting rights entitled to elect the Common Stock Directors, and 69.8% of the voting rights entitled to vote with respect to all other matters. Following completion of the Rights Offering, Capital Z will hold Senior Preferred Stock representing 56.5% of the combined voting power of the Registrant with respect to all matters other than the election of Directors if all the Series C Stock offered in the Rights Offering are purchased by the Registrant's Common Stockholders and 75.3% of the combined voting power of the Registrant with respect to all matters other than the election of Directors if none of the Series C Stock offered in the Rights Offering are purchased by the Registrant's Common Stockholders and are, instead, purchased by Capital Z pursuant to the Standby Commitment.

         Capital Z appointed the following initial Series B Directors to the Registrant's Board of Directors: Steven M. Gluckstern, Mani A. Sadeghi, Adam Mizel and David A. Spuria. Mr. Gluckstern is a partner of Capital Z Partners Ltd., a Bermuda corporation ("Cap Z Ltd."), the general partner of Capital Z Partners, L.P., a Bermuda limited partnership, the general partner of Capital Z. Mr. Sandeghi is the Chief Executive of Equifin Capital Partners, LLC, an affiliate of Capital Z. Mr. Mizel is a partner of Cap Z Ltd. and a Senior Vice President and Director of Cap Z Management. Mr. Spuria is General Counsel of Cap Z Ltd. and Cap Z Management. In addition, concurrently with the Initial Purchase, pursuant to the terms of the Purchase Agreement, the Board of Directors approved the appointment of Eric Rahe, a principal of Cap Z Ltd., to the Board of Directors of the Registrant to fill a vacancy in one of the Common Stock Directors.


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

         As part of the Purchase Agreement, the Registrant agreed to solicit approval of the stockholders of the Recapitalization in order to allow the Recapitalization and the Rights Offering to occur. Neither of these events may be consummated unless and until the Recapitalization is adopted by the stockholders.

         Cary Thompson, the Registrant's Chief Executive Officer and a Director of the Registrant and the owner of 21,900 shares of the Registrant's Common Stock and 250 shares of the Series C Stock, and Neil Kornswiet, the Registrant's President and a Director of the Registrant and the owner of 1,812,860 shares of the Registrant's Common Stock (collectively, the "Management Stockholders"), have each entered into a Management Voting Agreement with Capital Z (the "Management Voting Agreement"), pursuant to which the Management Stockholders have agreed to vote all of the shares of capital stock beneficially owned by them (the "Management Shares") in favor of the Recapitalization and against any proposal for an alternative transaction or any other matter which would materially impede, interfere with or delay any of the transactions contemplated by the Purchase Agreement. In the event the Recapitalization is not consummated prior to June 30, 1999, the Management Stockholders have agreed to vote all Management Shares as directed by the Board of Directors. The Management Voting Agreement will terminate at the completion of the Recapitalization and with respect to any Management Shares which are transferred as permitted by the Management Voting Agreement.

         Capital Z has informed the Registrant that neither it nor its affiliates obtained any loans or pledges for the purpose of acquiring control of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.
-----------
 4.1     Certificate of the Voting Powers, Designations, Preferences and
         Relative, Participating, Optional or Other Special Rights, and
         Qualifications, Limitations or Restrictions Thereof, of Series B
         Convertible Preferred Stock of the Registrant, as filed with the
         Secretary of State of the State of Delaware on February 10, 1999(1)

 4.2     Certificate of the Voting Powers, Designations, Preferences and
         Relative, Participating, Optional or Other Special Rights, and
         Qualifications, Limitations or Restrictions Thereof, of Series C
         Convertible Preferred Stock of the Registrant, as filed with the Secretary of State of the State of Delaware on February 10, 1999(2)

 4.3 Preferred Stock Purchase Agreement, dated as of December 23, 1999, by and between the Registrant and Capital Z(3)

 4.4     Amendment No. 1 to Preferred Stock Purchase Agreement, dated as of
         February 10, 1999, by and between the Registrant and Capital Z(4)



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
 4.5     Warrant to Purchase Common Stock of the Registrant, dated January 4,
         1998, by the Registrant in favor of Capital Z Management, Inc.(5)

 4.6     Contingent Warrant to Purchase Common Stock of the Registrant, dated
         February 10, 1999, by the Registrant in favor of Capital Z Management,
         Inc.(6)

10.27 Management Voting Agreement, dated as of February 10, 1999, by and among the Registrant, Cary H. Thompson and Neil B. Kornswiet(7)

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(1)      Incorporated herein by reference to Exhibit 3.3 of the Registrant's
         Quarterly Report on Form 10-Q, filed with the Commission on February 22, 1999

(2) Incorporated herein by reference to Exhibit 3.4 of the Registrant's Quarterly Report on Form 10-Q, filed with the Commission on February 22, 1999

(3) Incorporated herein by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K, filed with the Commission on December 31, 1998

(4) Incorporated herein by reference to Exhibit 10.28(b) of the Registrant's Quarterly Report on Form 10-Q, filed with the Commission on February 22, 1999

(5) Incorporated herein by reference to the Form of Warrant to Purchase Common Stock of the Registrant, filed as Exhibit C to Exhibit 10.1 of the Registrant's Current Report on Form 8-K, filed with the Commission on December 31, 1998

(6) Incorporated herein by reference to the Form of Contingent Warrant to Purchase Common Stock of the Registrant, filed as Exhibit E to Exhibit
         10.1 of the Registrant's Current Report on Form 8-K, filed with the Commission on December 31, 1998

(7) Incorporated herein by reference to Exhibit 10.27 of the Registrant's Quarterly Report on Form 10-Q, filed with the Commission on February 22, 1999




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 25, 1999
                                            AAMES FINANCIAL CORPORATION



                                            By:  /s/ CARY H. THOMPSON
                                               ------------------------------
                                                     Cary H. Thompson
                                                     Chief Executive Officer







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                                  EXHIBIT INDEX

Exhibit No.
-----------

 4.1     Certificate of the Voting Powers, Designations, Preferences and
         Relative, Participating, Optional or Other Special Rights, and
         Qualifications, Limitations or Restrictions Thereof, of Series B
         Convertible Preferred Stock of the Registrant, as filed with the Secretary of State of the State of Delaware on February 10, 1999(1)

 4.2     Certificate of the Voting Powers, Designations, Preferences and
         Relative, Participating, Optional or Other Special Rights, and
         Qualifications, Limitations or Restrictions Thereof, of Series C
         Convertible Preferred Stock of the Registrant, as filed with the Secretary of State of the State of Delaware on February 10, 1999(2)

 4.3 Preferred Stock Purchase Agreement, dated as of December 23, 1999, by and between the Registrant and Capital Z(3)

 4.4 Amendment No. 1 to Preferred Stock Purchase Agreement, dated as of February 10, 1999, by and between the Registrant and Capital Z(4)

 4.5     Warrant to Purchase Common Stock of the Registrant, dated January 4,
         1998, by the Registrant in favor of Capital Z Management, Inc.(5)

 4.6     Contingent Warrant to Purchase Common Stock of the Registrant, dated
         February 10, 1999, by the Registrant in favor of Capital Z Management,
         Inc.(6)

10.27 Management Voting Agreement, dated as of February 10, 1999, by and among the Registrant, Cary H. Thompson and Neil B. Kornswiet(7)

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(1)  Incorporated herein by reference to Exhibit 3.3 of the Registrant's
     Quarterly Report on Form 10-Q, filed with the Commission on February 22,
     1999

(2) Incorporated herein by reference to Exhibit 3.4 of the Registrant's Quarterly Report on Form 10-Q, filed with the Commission on February 22, 1999

(3) Incorporated herein by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K, filed with the Commission on December 31, 1998

(4) Incorporated herein by reference to Exhibit 10.28(b) of the Registrant's Quarterly Report on Form 10-Q, filed with the Commission on February 22, 1999


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(5)  Incorporated herein by reference to the Form of Warrant to Purchase Common
     Stock of the Registrant, filed as Exhibit C to Exhibit 10.1 of the Registrant's Current Report on Form 8-K, filed with the Commission on December 31, 1998

(6) Incorporated herein by reference to the Form of Contingent Warrant to Purchase Common Stock of the Registrant, filed as Exhibit E to Exhibit 10.1 of the Registrant's Current Report on Form 8-K, filed with the Commission on December 31, 1998

(7) Incorporated herein by reference to Exhibit 10.27 of the Registrant's Quarterly Report on Form 10-Q, filed with the Commission on February 22, 1999






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